American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Focused Dynamic Growth ETF American Century® Focused Large Cap Value ETF
Supplement dated August 23, 2023 ■ Summary Prospectuses and Prospectuses dated January 1, 2023

Effective October 23, 2023, American Century Focused Dynamic Growth ETF and American Century Focused Large Cap Value ETF (collectively, the "Funds") will change the methodology they use to shield their respective portfolio holdings. The Funds currently utilize the Precidian ActiveShares methodology (the "Precidian Model"). On the effective date, the Funds will begin using the NYSE AMS proxy portfolio methodology (the "NYSE Model"). The Funds' respective investment objectives and investment strategies will remain the same. Only the manner in which the portfolio holdings are shielded and the creation and redemption process will change, as described below.
As part of the transition, effective with the exchange opening on October 23, 2023, the listing exchange for the Funds will change from the Cboe BZX Exchange, Inc. to the NYSE Arca, Inc.
Comparison of the Models
Unlike traditional ETFs, an ETF using the Precidian Model or the NYSE Model does not tell the public what assets it holds each day. Instead, the Precidian Model utilizes a verified intraday indicative value (VIIV) to provide investors with enough information to allow for effective arbitrage and keep the market price of the Fund’s shares trading at or close to the underlying net asset value (NAV) per share of the Fund. Alternatively, the NYSE Model utilizes a proxy portfolio (Proxy Portfolio) to facilitate effective arbitrage and keep the market price of the Fund’s shares trading at or close to the underlying NAV. The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Fund's actual portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the actual portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the actual portfolio on any given trading day.
In the Precidian Model, creation and redemption occurs through a confidential brokerage account with an agent, called an AP representative, on behalf of an authorized participant. The AP representative is given the names and quantities of the portfolio securities, which allows the AP representative to transact in those securities without disclosing the portfolio information to the authorized participant. In the NYSE Model, the Proxy Portfolio informs the positions to be bought or sold for creations or redemptions. All orders to purchase or redeem creation units are placed directly by an authorized participant, and only an authorized participant may create or redeem directly with the Fund.

©2023 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-98255 2308